UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2011

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2011, TravelCenters of America LLC, or we, our or us, and our applicable subsidiaries entered into an Amendment Agreement with our principal landlord, Hospitality Properties Trust, or HPT, and its applicable subsidiaries.  The Amendment Agreement modified the terms of our two leases with HPT.  Significant terms of the Amendment Agreement are set forth below.

•                  The minimum annual rent payable by us to HPT under our lease with HPT for 145 travel centers that we operate under the “TravelCenters of America” or “TA” brand names, which we refer to as our TA Lease, was reduced by approximately $29,983,445.

•                  The $5 million increase in annual minimum rent payable by us to HPT under the TA Lease that was scheduled to begin on February 1, 2011 was eliminated.

•                  The minimum annual rent payable by us to HPT under our lease with HPT for 40 travel centers that we operate under the “Petro” brand name, which we refer to as our Petro Lease, was reduced by approximately $12,016,555.

•                  Subject to approval by the Delaware Court of Chancery of a settlement of the action captioned Kahn v. Portnoy, et al., C.A. No. 3515-CC, which is further described below in Item 8.01 of this Current Report on Form 8-K, HPT will waive payment of the first $2,500,000 of percentage rent which becomes due under the Petro Lease.  Under the Petro Lease, starting in 2013, we are required to pay HPT additional rent equal to 3% of increases in nonfuel gross revenues and 0.3% of increases in gross fuel revenues at the leased travel centers over base amounts.  The increases in percentage rents attributable to fuel revenues are subject to a maximum each year calculated by reference to changes in the consumer price index.

•                  The due date for the $150 million of rent we had deferred as of December 31, 2010, under our leases with HPT pursuant to our rent deferral agreement with HPT was extended from July 1, 2011, so that $107,085,000 will be due and payable on December 31, 2022, and the remaining $42,915,000 will be due and payable on June 30, 2024, and interest shall cease to accrue on our deferred rent beginning on January 1, 2011; provided, however, that the deferred rent amounts shall be accelerated and interest shall begin to accrue thereon if certain events provided in the Amendment Agreement occur, including a change of control of us.

The terms of the Amendment Agreement described above were negotiated and approved by special committees of our Independent Directors and HPT’s independent trustees, none of whom are directors or trustees of the other company.  Each special committee was represented by separate counsel.

The foregoing description of the Amendment Agreement is not complete and is subject to and qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Information Regarding Certain Relationships

We were formerly a 100% owned subsidiary of HPT until our spin off from HPT on January 31, 2007, pursuant to which HPT distributed all of our shares to HPT’s shareholders.  One of our Independent Directors, Mr. Arthur Koumantzelis, was a trustee of HPT at the time we were created, and one of our Managing Directors, Mr. Barry Portnoy, was a trustee of HPT at the time we were created.  Mr. Koumantzelis resigned and ceased to be a trustee of HPT shortly before he joined our Board of Directors.  Mr. Portnoy remains a trustee of HPT.  Mr. Portnoy’s son, Mr. Adam Portnoy, is also a trustee of HPT, and his son-in-law is an executive officer of HPT.  Our other Managing Director and President and Chief Executive Officer, Mr. Thomas O’Brien, was a former executive of HPT.  We have numerous continuing relationships with HPT, including the lease arrangements referred to in this report.  HPT currently owns 1,540,000, or approximately 8.5%, of our outstanding common shares.

Reit Management & Research LLC, or RMR, provides business management and shared services to us pursuant to a business management and shared services agreement between us and RMR.  RMR also provides business and property management services to HPT.  One of our Managing Directors, Mr. Barry Portnoy, is Chairman and majority owner of RMR.  Our other Managing Director and President and Chief Executive Officer, Mr. O’Brien, is also an Executive Vice President of RMR.  Our Executive Vice President, Chief Financial Officer and Treasurer, Mr. Andrew Rebholz, is also a Senior Vice President of RMR.  Mr. Adam Portnoy is the minority owner of RMR and serves as President and Chief Executive Officer and as a Director of RMR.  Additionally, Mr. Barry Portnoy’s son-in-law is an officer of RMR.

In connection with our spin off from HPT, we entered into a transaction agreement with HPT and RMR, the terms of which require that we afford HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest we own in a travel center before we sell, lease, mortgage or otherwise finance that travel center to or with another party, and that we afford HPT and any other company managed by RMR a right of first refusal to acquire or finance any real estate of the types in which they invest before we do.  We also agreed under this agreement not to permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of us or any of our subsidiary tenants or guarantors under our leases with HPT; the sale of a material part of the assets of us or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of us or any such tenant or guarantor.  Also, under this agreement we agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT’s ability to qualify as a real estate investment trust, or REIT, and to indemnify HPT for any liabilities it may incur relating to our assets and business.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC, which is an Indiana insurance company.  The other shareholders of AIC are RMR, HPT and four other companies to which RMR provides management services, and all of our Directors, all of HPT’s trustees, and nearly all of the trustees and directors of the other shareholders of AIC are also directors of AIC.  We and the other AIC shareholders also participate in a property insurance policy arranged and reinsured in part by AIC.

For more information about the relationships among us, our Directors, our executive officers, HPT, RMR, AIC and other companies to which RMR provides management services, and risks which may arise from these relationships, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions” (as such section was updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010)), our Proxy Statement dated February 24, 2010, relating to our 2010 Annual Shareholders Meeting (including the information regarding our Directors and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”),  and Item 1.01 of our Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 28, 2010.

Item 8.01.	Other Events.

As we have previously reported, on February 1, 2008, a purported holder of our shares, Alan R. Kahn, filed a purported derivative action in the Delaware Court of Chancery on behalf of us against members of our Board of Directors, HPT and RMR.  This action alleges that our Directors breached their fiduciary duties in connection with our May 30, 2007, acquisition of Petro Stopping Centers, L.P. and our entering into the Petro Lease, which we entered into with HPT in connection with that acquisition, and seeks an award of unspecified damages and other relief.  This action also appears to allege that RMR and HPT aided and abetted our Directors.

Counsel for Mr. Kahn participated in the negotiation of certain aspects of the Amendment Agreement reported in Item 1.01 of this Current Report on Form 8-K.  In connection with those negotiations, the parties involved in this litigation have agreed to settle the lawsuit.  Specifically, in exchange for settling the litigation, HPT agreed to waive payment of the first $2,500,000 of percentage rent that becomes due under the Petro Lease, which waiver is further described in Item 1.01 of this Current Report on Form 8-K.  The settlement is subject to approval by the Delaware Court of Chancery.

On February 1, 2011, we issued a press release announcing the entry into the Amendment Agreement, the rent modifications and the litigation settlement agreement.  A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS REPORT DESCRIBES RENT REDUCTIONS AND DEFERRALS WHICH HAVE BEEN AGREED BETWEEN US AND HPT.  AN IMPLICATION OF THESE DESCRIPTIONS MAY BE THAT WE WILL BE ABLE TO OPERATE PROFITABLY IN THE FUTURE.  IN FACT, THERE ARE MANY FACTORS WHICH WILL IMPACT THE PROFITABILITY OF OUR FUTURE OPERATIONS IN ADDITION TO RENTS, INCLUDING SOME FACTORS WHICH ARE BEYOND OUR CONTROL SUCH AS THE CONDITION OF THE U.S. ECONOMY GENERALLY AND THE FUTURE DEMAND FOR OUR GOODS AND SERVICES, AND COMPETITION IN OUR BUSINESS.  WE HAVE REPORTED OPERATING PROFITS IN ONLY A FEW QUARTERS SINCE WE BECAME A SEPARATE PUBLICLY OWNED COMPANY IN 2007 AND WE HAVE ACCUMULATED SIGNIFICANT LOSSES SINCE THAT TIME.  THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO PRODUCE FUTURE OPERATING PROFITS.

•                  THIS REPORT STATES THAT THE PARTIES INVOLVED IN A DERIVATIVE LITIGATION HAVE AGREED TO SETTLE THAT LITIGATION.  AS NOTED ABOVE, THIS SETTLEMENT IS SUBJECT TO APPROVAL BY THE DELAWARE COURT OF CHANCERY.  LITIGATION AND A COURT APPROVAL PROCESS SOMETIMES PRODUCE UNEXPECTED RESULTS.  WE CAN PROVIDE NO ASSURANCE THAT THE REQUIRED COURT APPROVAL WILL BE OBTAINED OR THAT THIS SETTLEMENT WILL BE CONCLUDED.

THE INFORMATION CONTAINED IN OUR ANNUAL REPORT ON FORM 10 K FOR OUR YEAR ENDED DECEMBER 31, 2009, AND SUBSEQUENT DOCUMENTS WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY IN THE SECTION CAPTIONED “RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10 K FOR OUR YEAR ENDED DECEMBER 31, 2009 (AS SUCH SECTION WAS REVISED AND UPDATED IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED JUNE 30, 2010).

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1

Amendment Agreement, dated as of January 31, 2011, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TA Leasing LLC and TA Operating LLC

99.1	Press release dated February 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Dated:  February 1, 2011

EXHIBIT INDEX

Exhibit	Description

10.1

Amendment Agreement, dated as of January 31, 2011, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TA Leasing LLC and TA Operating LLC

99.1	Press release dated February 1, 2011